UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2004

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously reported in the Company’s SEC filings, in the first quarter of 2004, the Company signed agreements to sell substantially all the existing assets and activities of its international subsidiaries for approximately $1.5 million. The Company continued to operate the subsidiaries through transition periods ending in the second quarter of 2004, when substantially all of the Company’s ongoing involvement in the international operations ceased and the Company recognized the gain from discontinued operations of $1.0 million, substantially all of which was related to the gain on disposal.

The sole purpose of this Current Report on Form 8-K is to file the following financial information with the Securities and Exchange Commission, in each case giving effect to the sale or closure of our international businesses as a discontinued operation.

•	LookSmart’s selected financial data for the year ended December 31, 2003, and the four prior years; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operation.

•	LookSmart’s audited consolidated financial statements for the year ended December 31, 2003, and the two prior years;

IMPORTANT CAUTIONARY NOTE:

Although the financial information contained in this Form 8-K gives effect to the sale or closure of our international businesses as a discontinued operation, the statements made in the consolidated financial statements, the selected financial data and Management’s Discussion and Analysis of Financial Condition and Results of Operation have not been updated or in any other way modified to take account of events occurring or conditions existing at any time subsequent to March 15, 2004, that is, the date the Form 10-K containing such information was filed with the Securities and Exchange Commission. Thus any statements concerning expectations, trends, uncertainties or other forward-looking information, such as those made in Management’s Discussion and Analysis of Financial Condition and Results of Operation, speak solely as of March 15, 2004, have not been updated in any way, and do not necessarily reflect management’s current expectations or analysis. Any such forward-looking statements contained herein should therefore not be relied upon. For any current information concerning the Company, including the Company’s results of operations and financial condition, reference must instead be made to the Company’s most recent public filings and statements made since March 15, 2004.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

23.1	Consent of PricewaterhouseCoopers, LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Report of Independent Registered Public Accounting Firm, Consolidated Financial Statements, and Notes thereto

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SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

December 16, 2004	/s/ William B. Lonergan
Date	William B. Lonergan, Chief Financial Officer

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